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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  March 30, 2004


                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                           1-14337               36-2875386
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(State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)            File Number)          Identification No.)

1300 East Ninth Street, Cleveland, Ohio                         44114
---------------------------------------------          -----------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: 216-696-7000
                                                    ------------
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Item 12. Results of Operations and Financial Condition.

On March 30, 2004, Penton Media, Inc. (the "Company") filed its Form 10-K for the year ended December 31, 2003 with the Securities and Exchange Commission. The filing included a correction from its February 27, 2004 press release by increasing the previously announced net loss applicable to common stockholders as well as the related basic and diluted earnings per share amounts. The press release announcing the correction is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Penton Media, Inc.



                                    By:    /s/ Preston L. Vice
                                          --------------------------------
                                    Name:  Preston L. Vice
                                    Title:    Chief Financial Officer


Date:  March 30, 2004
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                                  EXHIBIT INDEX


Exhibit                  Description
-------                  -----------

99.1                     Press release dated March 30, 2004.





                                                                    Exhibit 99.1